Prospectus Supplement	January 11, 2022

George Putnam Balanced Fund
Prospectus dated November 30, 2021

Paul Scanlon, who is currently a portfolio manager of the fund, will retire as a portfolio manager of the fund effective March 31, 2022.

Effective March 31, 2022, the sub-section Your fund’s management in the section Fund summary is replaced in its entirety with the following:

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Kathryn Lakin, Director of Equity Research, portfolio manager of the fund since 2019

Andrew Benson, Portfolio Manager, portfolio manager of the fund since 2021

Sub-advisor

Putnam Investments Limited*

* Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets of the fund.

Effective March 31, 2022, the sub-section The fund’s investment manager – Portfolio managers in the section Who oversees and manages the fund? is replaced in its entirety with the following:

• Portfolio managers. The officers of Putnam Management identified below are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Portfolio managers	Joined fund	Employer	Positions over past five years
Kathryn Lakin	2019	Putnam	Director of Equity Research
		Management	Previously, Co-Director of Equity Research,
		2012–Present	Assistant Director of Global Equity Research
Andrew Benson	2021	Putnam	Portfolio Manager
		Management	Previously, Trader
		2008–Present

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the fund.

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